Exhibit 10.33
[THOSE PORTIONS OF THIS AGREEMENT THAT HAVE BEEN OMITTED AND FILED SEPARATELY WITH
THE U.S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO HEALTHSPRING, INC.’S APPLICATION REQUESTING CONFIDENTIAL TREATMENT ARE MARKED “[***]” HEREIN.]
SECOND AMENDMENT TO AMENDED & RESTATED MANAGEMENT SERVICES AGREEMENT
This Second Amendment, effective as of November 1, 2009 (“Amendment Effective Date”), is to the Amended & Restated Management Services Agreement dated January 1, 2009, as amended (the “MSA”), between Argus Health Systems, Inc. (“Argus”) and HealthSpring of Tennessee, Inc., a Tennessee corporation; HealthSpring of Tennessee, Inc., a Tennessee corporation d/b/a HealthSpring of Illinois; Texas HealthSpring, LLC, a Texas limited liability company; HealthSpring Life & Health Insurance Company, Inc., a Texas insurance company; HealthSpring of Florida, Inc., a Florida corporation; and HealthSpring of Alabama, Inc., an Alabama corporation (individually and collectively referred to herein as “Customer”).
NOW, THEREFORE, in consideration of the promises, covenants, representations and warranties set forth herein and other consideration, the sufficiency of which is hereby acknowledged, Argus and Customer hereby agree as follows:
1. Definitions: Capitalized terms used in this Second Amendment shall have the same meaning as in the MSA unless otherwise specifically defined herein.
2. Section 2 of the MSA is hereby deleted in its entirety and replaced with the following:
“2. TERM. This MSA shall remain in full force and effect until December 31, 2010. This MSA shall automatically renew for a two (2) year period unless either party provides written notice of its intent not to renew at least one hundred-eighty (180) days prior to the end of the initial term.”
3. Exhibit C to MSA (Fees and Expenses) is deleted in its entirety and replaced with Exhibit C to MSA (First Revision) attached hereto and incorporated herein by reference with such pricing being retroactively effective as of January 1, 2009.
4. Section (2) of the penalty calculation for Performance Standard No. 11 provided in Exhibit D to the MSA is hereby amended to read as follows:
“(2) For files transmitted that contain incorrect information (to be reported by Customer and verified by Argus), [***] received by Argus during the Quarterly Reporting Period.”
Second Amendment to Amended & Restated MSA

5. The penalty calculation for Performance Standard No.3 provided in Exhibit D to the MSA is hereby amended to read as follows:
“[***] received by Argus during the Monthly Reporting Period for failure to meet either or both Standard 3A or 3B for the Monthly Reporting Period.”
6. The following shall be added to the end of the Definitions provided in Exhibit D to the MSA:
“Monthly Reporting Period — A Monthly Reporting Period is a calendar month. Each subsequent Monthly Reporting Period will begin immediately following the end of the previous Monthly Reporting Period.”
7. Exhibit F, attached hereto and incorporated herein by reference, shall be added to the MSA.
8. As of the Effective Date, Schedule A to the Services Addendum to MSA for Pharmacy Network Services (Customer Election of Argus Network) is deleted in its entirety and replaced with Schedule A (First Revision) to the Services Addendum to MSA for Pharmacy Network Services attached hereto and incorporated herein by reference.
9. Except as amended and modified by this Amendment, all of the terms and conditions of the MSA shall remain in full force and effect. This Amendment may not be modified except in writing signed by both parties hereto. This Amendment, the MSA and exhibits and schedules thereto constitute the entire agreement of the parties with respect to the subject matter contained therein and supersede any and all prior agreements between the parties, whether oral or written, concerning the subject matter contained herein.
IN WITNESS WHEREOF, the parties hereto by their duly authorized representatives executed this Amendment to be effective as of the Amendment Effective Date.
Second Amendment to Amended & Restated MSA

SIGNATURE PAGE

ARGUS HEALTH SYSTEMS, INC.		HEALTHSPRING OF TENNESSEE, INC.

By:	/s/ Jonathan Boehm	By:	/s/ Michael G. Mirt

	Printed Name: Jonathan Boehm		Printed Name: Michael G. Mirt
	Title: President		Title: CEO
Date: October 29, 2009		Date: October 29, 2009

HEALTHSPRING OF TENNESSEE, INC d/b/a HEALTHSPRING OF ILLINOIS

		By:	/s/ Michael G. Mirt

Printed Name: Michael G. Mirt
Title: CEO
Date: October 29, 2009

TEXAS HEALTHSPRING, LLC

		By:	/s/ Michael G. Mirt

Printed Name: Michael G. Mirt
Title: CEO
Date: October 29, 2009

HEALTHSPRING OF ALABAMA, INC.

		By:	/s/ Michael G. Mirt

Printed Name: Michael G. Mirt
Title: CEO
Date: October 29, 2009

HEALTHSPRING OF FLORIDA, INC.

		By:	/s/ Michael G. Mirt

Printed Name: Michael G. Mirt
Title: CEO
Date: October 29, 2009

HEALTHSPRING LIFE & HEALTH INSURANCE COMPANY, INC.

		By:	/s/ Michael G. Mirt

Printed Name: Michael G. Mirt
Title: CEO
Date: October 29, 2009
Second Amendment to Amended & Restated MSA

EXHIBIT C TO MSA (FIRST REVISION)****
1.	Claims Processing
Electronic Claims Processing (includes standard financial reports)

Claim Volume Threshhold	Per Paid Claim Fee
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]

Universal Claim Form (UCF) entered by Argus	[***]
Direct Member Reimbursement (DMR) processing entered by Argus	[***]
Adjustments to prior processed claims — customer ordered and entered by Argus	[***]
Adjustments to prior processed claims — customer entered or batch file provided by customer	[***]
IPNS on-line access fee	[***]
2.	Disbursements

Pharmacy Checks	[***]
Pharmacy Reconciliation Reports	[***]
Member Checks, Explanation of checks (EOC’s)	[***]
(includes postage*)
3.	Reporting

RxFocus II (Ad Hoc reporting)
Set up fee (one time)	[***]
Per claim	[***]
Access fee — License & Maintenance	[***]
Additional users	[***]

Argus Standard Management Reports- Electronic media	[***]
Paid Claims Data/Transmissions (PCT) in existing	[***]
Argus format- 1 per financial cycle
Paid Claims Data/Transmissions (PCT) in existing	[***]
Argus format — each additional

Custom Reporting
All custom Management & Financial Reports; all PCT’s outside of existing Argus format; all custom RxFocusII and Rebate reports.
Development of report	[***]
Production of report- Electronic media	[***]
4.	Rebates Administration

Rebate Processing tool and reporting	[***]
(quarterly reconciliation)
Second Amendment to Amended & Restated MSA

5.	Clinical Programs

DUR	[***]
Administrative Prior Authorizations	[***]
Clinical Authorizations	[***]
Step Therapy	[***]
Clinical services — quarterly benchmark reports	[***]
6.	Pharmacy Networks

Use of Argus Pharmacy Networks	[***]
Desk Top Audits	[***]
On-site Pharmacy Audits	[***]
Argus MAC	[***]
7.	Provider and Member Support

Pharmacy Call Center — non-dedicated line	[***]
Member Call Center support	[***]

Tier I calls- 5 minute handling time	[***]
Tier II calls- 6 minute handling time	[***]

Member Portal- Drug Pricing, Pharmacy Locator, and Claim Search
License and maintenance	[***]
Per pre-adjudication	[***]
All other Member Portal components priced on an ad hoc basis
8.	ePrescribing

Monthly Maintenance Fee	[***]
Transaction fee	[***]
9.	Training

As part of Implementation	[***]
Additional Training
Standard Classes	[***]
Special/Custom Training	[***]
10.	Other Services

Professional Fees/Programming/Conversions	[***]
11.	Part D Services (not specified elsewhere in this exhibit)

CMS Reporting	[***]
CMS Testing	[***]
PDE	[***]
LICS claim adjustment	[***]
LICS Additional Financial	[***]
DMR Letters	[***]
EOB’s
EOB Data File	[***]
(available if Argus is not providing EOB print services)
Transition Letters
Print/mail- up to 2 pages/4 images (daily as required)	[***]
Additional pages	[***]
Transition Claims Data File	[***]
Second Amendment to Amended & Restated MSA

12.	PA Vendor Services — Effective December 1, 2009

Implementation Fee
Authorizations	[***]
Eligibility	[***]

Maintenance Fee	[***]

Transaction Fee
Eligibility	[***]
Authorization	[***]

13. Out of Pocket Expenses	[***]
Including but not limited to:
•	Postage for mailing Management and Financial Reports, Paid Claims Tapes, Inserts, etc.
•	Airfreight/overnight letters
•	Mailings, inserts
•	Stop payment or other fees/bank charges
•	Archival retrieval of Claim information
•	Maintenance fees for direct access communication lines, VPN support and maintenance
•	Travel and expenses related to training beyond implementation days
•	Non- electronic media creation
•	Mailing to Providers, Clients of Customer

14. MONTHLY MINIMUM CLAIMS PROCESSING FEE	[***]

*
Effective January 1 of the year following the first calendar year in which Argus EOB’s/Transition Letters/DMR Letters/Pharmacy Checks/Member Checks are produced and each January 1 thereafter, the fee will increase by an amount equal to any increase in the applicable postage rate during the prior calendar year.

**	Subject to change as described in Section 5 of E-Prescribing Services Addendum.

***
HealthSpring may terminate use of the Rebates Administration service upon 60 days prior written notice. Both parties shall mutually agree upon any transition services and fees to be provided after the date of termination.

****	The parties hereby agree that any interest owed by Customer to Argus that accrues prior to November 30, 2009, relating to late payments as provided in Section 7 of the MSA or otherwise shall not be settled upon a cash basis but shall be available to offset any current or future fees or penalties owed by Argus to Customer under the MSA. Any interest owed by Customer to Argus that accrues on or after December 1, 2009, relating to late payments as provided in Section 7 of the MSA or otherwise shall be payable in accordance with the MSA.
Second Amendment to Amended & Restated MSA

EXHIBIT F
PA Vendor Services
Argus will provide web service connectivity with Customer’s contracted prior authorization vendor (“PA Vendor”) allowing for eligibility searches and the entry of multiple Argus authorization types currently offered in Argus IPNS. Argus will perform implementation activities necessary to allow Customer to utilize the PA Vendor application including: (a) send and receive data to and from PA Vendor by using third party internet browsers, and (b) web service feeds to the PA Vendor system. Argus will also provide web service integration with Argus’ IPNS for eligibility and authorizations.
Customer shall provide reasonable written notice to Argus of the date its agreement with the PA Vendor is to expire, terminate or will otherwise be altered in a manner that will prohibit Argus from providing the services as provided herein (“PA Termination Date”). On the PA Termination Date, except as otherwise agreed to by the parties, this Exhibit F will be null and void and neither party will have any additional obligations under this Exhibit F except that this termination shall not relieve Customer of paying Argus fees for any services provided prior to receipt of such notification. The parties hereby agree that Customer may, upon 90 days advance written notice, terminate this Exhibit F for any reason.
Second Amendment to Amended & Restated MSA

SCHEDULE A (FIRST REVISION) TO SERVICES ADDENDUM TO MSA FOR
PHARMACY NETWORK SERVICES
CUSTOMER ELECTION OF ARGUS NETWORK
The capitalized terms used in this Schedule are defined in Exhibit A to the MSA. For the selected network schedule to apply, Argus must receive Claims in Argus Format at point of sale from Contracted Pharmacy. Customer understands that Argus Pharmacies may terminate their participation in an Argus Network upon six months notice, or as otherwise negotiated, and thus that the composition of the Network selected by Customer may change during the term of this agreement. The Argus Network pricing established herein represents the rates targeted for contract negotiations with Argus Pharmacies. Argus warrants that Customer will receive the benefit of any and all rates negotiated for Customer even to the extent that contracted rates result in lower reimbursements than indicated in the rates set forth below. The parties agree that Participating Pharmacies that elect to participate in the pharmacy network developed by Argus and utilized by Customer shall be reimbursed in accordance with the contracted rates. Adherence with the contracted rates shall be measured by Customer through an audit right, including the use of a third party auditor, to verify Argus’ adherence to the transparency and pass through pricing objectives.
Network Reimbursement Rates for Argus Pharmacies*
Retail Network paid on a per-claim, pass through, and lesser of the AWP discount, Usual and Customary (U&C) or MAC.
•	Brand [***]
•	Brand Dispensing Fee — [***]
•	Generic [***]
•	Generic Dispensing Fee — [***]
Retail — Extended Supply Claims for 31 — 34 Days Supply paid on a per-claim, pass through, and lesser of the AWP discount, Usual and Customary (U&C) or MAC.
•	Brand [***]
•	Dispensing Fee — [***]
•	Generic [***]
•	Dispense Fee — [***]
Retail — Extended Supply Claims for 35 — 60 Days Supply paid on a per-claim, pass through, and lesser of the AWP discount, Usual and Customary (U&C) or MAC.
•	Brand [***]
•	Dispensing Fee — [***]
•	Generic [***]
•	Dispense Fee — [***]
Second Amendment to Amended & Restated MSA

Retail — Extended Supply Claims for 61 — 84 Days Supply paid on a per-claim, pass through, and lesser of the AWP discount, Usual and Customary (U&C) or MAC.
•	Brand [***]
•	Dispensing Fee — [***]
•	Generic [***]
•	Dispense Fee — [***]
Retail — Extended Supply Claims for 85 and more Days Supply paid on a per-claim, pass through, and lesser of the AWP discount, Usual and Customary (U&C) or MAC.
•	Brand [***]
•	Dispensing Fee — [***]
•	Generic [***]
•	Dispense Fee — [***]
Mail Order Network paid on a per-claim, pass through, and lesser of the AWP discount or MAC
•	Brand [***]
•	Generic [***]
•	Dispensing Fee — [***]
Specialty Pharmacy paid on a per-claim, pass through basis
•	Brand [***]

•	Generic [***]

•	Dispensing Fee — [***]
Long Term Pharmacies paid on a per-claim, pass through, and lesser of the AWP discount or MAC if applicable
•	Brand @ [***]
•	Generic Effective Rate @ [***]
•	Dispensing Fee — @ [***]

*	Notes
Second Amendment to Amended & Restated MSA

[***]
[Three pages have been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to HealthSpring, Inc.’s application requesting confidential treatment.]
Second Amendment to Amended & Restated MSA

Summary
[***]
[This page has been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to HealthSpring, Inc.’s application requesting confidential treatment.]

Brand HS

																		Wtd		Wtd										Dispense Fees
																		Avg		Avg		AWP								Act		Target
Cust	Clm	Date									Ingred		Disp		AWP			Disc		Disp		Prices		Actual		Target				Disp		Disp
Id	#	Filled	NDC	Label Name	GPI	Qty	D.S.	Count	Ext. AWP		Cost		Fee		Disc		Count	Rate		Fee		Total AWP		IC		IC		Variance		Fees		Fees		Variance
359	27	1/23/2009	00486111101	K-PHOS ORIGINAL TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	45	1/23/2009	52268040001	NULYTELY WITH FLAVOR PACKS SOL	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	26	1/23/2009	08290320119	BD UF MINI PEN NEEDLE 31GX3/16	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	97	1/23/2009	08290320109	BD UF SHORT PEN NEEDL 31GX5/16	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	13	1/23/2009	00173068220	VENTOLIN HFA 90 MCG INHALER	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	91	1/23/2009	08290328468	BD UF INS SYR 0.5 ML 31GX5/16"	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	63	1/23/2009	00046110281	PREMARIN 0.625 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	74	1/23/2009	00046087506	PREMPRO 0.625-2.5 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	15	1/23/2009	65597010330	BENICAR 20 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	70	1/23/2009	00186108805	TOPROL XL 25 MG TABLET SA	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	94	1/23/2009	00006095254	COZAAR 50 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	46	1/23/2009	65726025110	INNOPRAN XL 120 MG CAP SA	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	34	1/23/2009	65597010430	BENICAR 40 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	41	1/23/2009	00078035834	DIOVAN 80 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	75	1/23/2009	65597010530	BENICAR HCT 20-12.5 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	95	1/23/2009	00071101568	LYRICA 100 MG CAPSULE	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

																		Wtd		Wtd										Dispense Fees
																		Avg		Avg		AWP								Act		Target
Cust	Clm	Date									Ingred		Disp		AWP			Disc		Disp		Prices		Actual		Target				Disp		Disp
Id	#	Filled	NDC	Label Name	GPI	Qty	D.S.	Count	Ext. AWP		Cost		Fee		Disc		Count	Rate		Fee		Total AWP		IC		IC		Variance		Fees		Fees		Variance
358	99	1/23/2009	00023918703	LUMIGAN 0.03% EYE DROPS	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	17	1/23/2009	00078048515	TEKTURNA 150 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	76	1/23/2009	00013830304	XALATAN 0.005% EYE DROPS	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	72	1/23/2009	00013830301	XALATAN 0.005% EYE DROPS	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	55	1/23/2009	00078031534	DIOVAN HCT 160-12.5 MG TAB	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	44	1/23/2009	00002831501	HUMULIN N 100 UNITS/ML VIAL	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	51	1/23/2009	00456202001	LEXAPRO 20 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	84	1/23/2009	00071015523	LIPITOR 10 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	89	1/23/2009	00071015523	LIPITOR 10 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	47	1/23/2009	65597010730	BENICAR HCT 40-25 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	61	1/23/2009	00149047201	ACTONEL 35 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	87	1/23/2009	00149047201	ACTONEL 35 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	24	1/23/2009	00149047201	ACTONEL 35 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	98	1/23/2009	00078036034	DIOVAN 320 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	60	1/23/2009	00173071215	AVODART 0.5 MG SOFTGEL	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	71	1/23/2009	00173071215	AVODART 0.5 MG SOFTGEL	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%		[***]	%			$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	66	1/23/2009	00597005801	FLOMAX 0.4 MG CAPSULE SA	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	62	1/23/2009	66582031331	VYTORIN 10-40 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

																		Wtd		Wtd										Dispense Fees
																		Avg		Avg		AWP								Act		Target
Cust	Clm	Date									Ingred		Disp		AWP			Disc		Disp		Prices		Actual		Target				Disp		Disp
Id	#	Filled	NDC	Label Name	GPI	Qty	D.S.	Count	Ext. AWP		Cost		Fee		Disc		Count	Rate		Fee		Total AWP		IC		IC		Variance		Fees		Fees		Variance
359	16	1/23/2009	00078047134	DIOVAN HCT 320-12.5 MG TAB	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	39	1/23/2009	00078047134	DIOVAN HCT 320-12.5 MG TAB	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%		[***]	%			$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	93	1/23/2009	00002416502	EVISTA 60 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	64	1/23/2009	00002416502	EVISTA 60 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	12	1/23/2009	00002323560	CYMBALTA 20 MG CAPSULE	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	68	1/23/2009	00006011754	SINGULAIR 10 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	14	1/23/2009	00006011731	SINGULAIR 10 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	31	1/23/2009	00006011731	SINGULAIR 10 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%		[***]	%			$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	58	1/23/2009	00006011731	SINGULAIR 10 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	35	1/23/2009	00310075190	CRESTOR 10 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	37	1/23/2009	00007337113	COREG CR 20 MG CAPSULE	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	82	1/23/2009	00074612390	TRICOR 145 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	18	1/23/2009	00074612390	TRICOR 145 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	92	1/23/2009	00008083321	EFFEXOR XR 75 MG CAPSULE	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	10	1/23/2009	00002323730	CYMBALTA 60 MG CAPSULE	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	50	1/23/2009	00002323730	CYMBALTA 60 MG CAPSULE	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	73	1/23/2009	00002324030	CYMBALTA 30 MG CAPSULE	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%		[***]	%			$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	5	1/23/2009	00071015723	LIPITOR 40 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	21	1/23/2009	00071015723	LIPITOR 40 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	29	1/23/2009	00071015623	LIPITOR 20 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%		[***]	%			$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

																		Wtd		Wtd										Dispense Fees
																		Avg		Avg		AWP								Act		Target
Cust	Clm	Date									Ingred		Disp		AWP			Disc		Disp		Prices		Actual		Target				Disp		Disp
Id	#	Filled	NDC	Label Name	GPI	Qty	D.S.	Count	Ext. AWP		Cost		Fee		Disc		Count	Rate		Fee		Total AWP		IC		IC		Variance		Fees		Fees		Variance
358	56	1/23/2009	00071015823	LIPITOR 80 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%		[***]	%			$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	90	1/23/2009	00009519101	DETROL LA 4 MG CAPSULE	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	88	1/23/2009	00310027110	SEROQUEL 100 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	100	1/23/2009	00310027110	SEROQUEL 100 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	11	1/23/2009	00009454402	DETROL 2 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	33	1/23/2009	63653117106	PLAVIX 75 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	9	1/23/2009	63653117106	PLAVIX 75 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	19	1/23/2009	63653117106	PLAVIX 75 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%		[***]	%			$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	20	1/23/2009	63653117106	PLAVIX 75 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%		[***]	%			$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	32	1/23/2009	63653117106	PLAVIX 75 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%		[***]	%			$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	52	1/23/2009	63653117106	PLAVIX 75 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%		[***]	%			$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	86	1/23/2009	63653117101	PLAVIX 75 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	28	1/23/2009	00597000160	AGGRENOX CAPSULE SA	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	48	1/23/2009	00456321060	NAMENDA 10 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	59	1/23/2009	00186504031	NEXIUM 40 MG CAPSULE	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	69	1/23/2009	00597007541	SPIRIVA 18 MCG CP-HANDIHALER	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	40	1/23/2009	00597007541	SPIRIVA 18 MCG CP-HANDIHALER	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	77	1/23/2009	00186037220	SYMBICORT 80-4.5 MCG INHALER	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	78	1/23/2009	00074712613	DEPAKOTE ER 500 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

																		Wtd		Wtd										Dispense Fees
																		Avg		Avg		AWP								Act		Target
Cust	Clm	Date									Ingred		Disp		AWP			Disc		Disp		Prices		Actual		Target				Disp		Disp
Id	#	Filled	NDC	Label Name	GPI	Qty	D.S.	Count	Ext. AWP		Cost		Fee		Disc		Count	Rate		Fee		Total AWP		IC		IC		Variance		Fees		Fees		Variance
359	25	1/23/2009	00006022131	JANUVIA 25 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	81	1/23/2009	00169368712	LEVEMIR 100 UNITS/ML VIAL	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	38	1/23/2009	00074712653	DEPAKOTE ER 500 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	67	1/23/2009	00088222060	LANTUS SOLOSTAR 100 UNITS/ML	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	53	1/23/2009	00049397060	GEODON 40 MG CAPSULE	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	8	1/23/2009	00029316013	AVANDIA 8 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	4	1/23/2009	00173069600	ADVAIR 250-50 DISKUS	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	85	1/23/2009	59011010310	OXYCONTIN 20 MG TABLET SA	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	22	1/23/2009	00310027810	SEROQUEL 50 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	80	1/23/2009	00456202001	LEXAPRO 20 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	2	1/23/2009	50458030250	RISPERDAL 0.5 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	49	1/23/2009	58914079010	URSO FORTE 500 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	83	1/23/2009	00088222033	LANTUS 100 UNITS/ML VIAL	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	42	1/23/2009	00310027460	SEROQUEL 300 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	36	1/23/2009	50458055101	INVEGA 6 MG ER TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	3	1/23/2009	00173064460	LAMICTAL 200 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	7	1/23/2009	00088222052	LANTUS 100 UNITS/ML CARTRIDGE	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	54	1/23/2009	00049397060	GEODON 40 MG CAPSULE	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	6	1/23/2009	00310027534	SEROQUEL 25 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	65	1/23/2009	62856024630	ARICEPT 10 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

																				Wtd		Wtd										Dispense Fees
																				Avg		Avg		AWP								Act		Target
Cust	Clm	Date										Ingred			Disp		AWP			Disc		Disp		Prices		Actual		Target				Disp		Disp
Id	#	Filled	NDC	Label Name	GPI	Qty	D.S.	Count		Ext. AWP		Cost			Fee		Disc		Count	Rate		Fee		Total AWP		IC		IC		Variance		Fees		Fees		Variance
359	57	1/23/2009	59148000813	ABILIFY 10 MG TABLET	[***]	[***]	[***]		[***]	$	[***]	$	[***]		$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	1	1/23/2009	00074621553	DEPAKOTE 500 MG TABLET EC	[***]	[***]	[***]		[***]	$	[***]	$	[***]		$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	30	1/23/2009	63459020101	PROVIGIL 200 MG TABLET	[***]	[***]	[***]		[***]	$	[***]	$	[***]		$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	79	1/23/2009	00310027910	SEROQUEL 400 MG TABLET	[***]	[***]	[***]		[***]	$	[***]	$	[***]		$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	43	1/23/2009	59148000913	ABILIFY 15 MG TABLET	[***]	[***]	[***]		[***]	$	[***]	$	[***]		$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	96	1/23/2009	00173074200	EPZICOM TABLET	[***]	[***]	[***]		[***]	$	[***]	$	[***]		$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	23	1/23/2009	00049318030	VFEND 200 MG TABLET	[***]	[***]	[***]		[***]	$	[***]	$	[***]		$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
																				[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
								Rx Count		AWP		Ing Cost			Disp Fee		Total Cost			[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
				Totals					[***]	$	[***]	$	[***]		$	[***]	$ [***]		[***]

				Net Effective AWP Discount Rate									[***]	%
				Target AWP Discount Rate									[***]	%
				Net Effective Disp Fee											$	[***]
				Target Dispense Fee											$	[***]

				Monetary Value of Discount Rate Difference						$	[***]
				Monetary Value of Dispense Fee Difference *						$	[***]
				Total						$	[***]

* Monetary Value of Dispense Fee Difference Calculation:

				Target Dispense Fee				$	[***]
				Weighted Average Dispense Fees				$	[***]
				Dispense Fee Difference				$	[***]
				Actual Claims					[***]
				Monetary Value of Dispense Fee Difference				$	[***]

Generic HS

																		Based on
																		Claim				Real HS Approach
																		Counts				AWP Prices								Dispense Fees
Cust	Clm	Date							Ext.		Ingred				IngredDis			Wtd Avg		Wtd Avg		Total								Act Disp		Target
Id	#	Filled	NDC	Label Name	GPI	Qty	D.S.	Count	AWP		Cost		Disp Fee		count		Count	Disc Rate		Disp Fee		AWP		Actual IC		Target IC		Variance		Fees		Disp Fees		Variance
359	1	1/23/2009	00378020810	FUROSEMIDE 20 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	2	1/23/2009	00172208380	HYDROCHLOROTHIAZIDE 25 MG TAB	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%		[***]	%			$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	3	1/23/2009	00172208380	HYDROCHLOROTHIAZIDE 25 MG TAB	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%		[***]	%			$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	4	1/23/2009	00172208380	HYDROCHLOROTHIAZIDE 25 MG TAB	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%		[***]	%			$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	5	1/23/2009	00172208380	HYDROCHLOROTHIAZIDE 25 MG TAB	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	6	1/23/2009	00143147710	PREDNISONE 20 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	7	1/23/2009	00527132401	DIGOXIN 125 MCG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	8	1/23/2009	62584098901	DIGOXIN 125 MCG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	9	1/23/2009	00172290880	FUROSEMIDE 20 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%		[***]	%			$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	10	1/23/2009	00378020810	FUROSEMIDE 20 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	11	1/23/2009	00781196610	FUROSEMIDE 40 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	12	1/23/2009	00781196610	FUROSEMIDE 40 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	13	1/23/2009	00378021610	FUROSEMIDE 40 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%		[***]	%			$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	14	1/23/2009	00378021610	FUROSEMIDE 40 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	15	1/23/2009	00472030180	TRIAMCINOLONE 0.1% CREAM	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	16	1/23/2009	00168005430	NYSTATIN 100,000 UNIT/GM CREAM	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	17	1/23/2009	00527134510	LEVOTHYROXINE 100 MCG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	18	1/23/2009	00781155601	ISOSORBIDE DN 10 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	19	1/23/2009	00781112305	TRIAMTERENE-HCTZ 37.5-25 MG TB	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	20	1/23/2009	00832108000	BENZTROPINE MES 0.5 MG TAB	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	21	1/23/2009	00378180901	LEVOTHYROXINE 100 MCG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	22	1/23/2009	00093063710	TRAZODONE 50 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	23	1/23/2009	00378214605	SPIRONOLACTONE 25 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	24	1/23/2009	50111043302	TRAZODONE 50 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	25	1/23/2009	00093834301	GLYBURIDE 2.5 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	26	1/23/2009	00245005810	KLOR-CON M20 TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	27	1/23/2009	00378018105	ALLOPURINOL 300 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%		[***]	%			$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	28	1/23/2009	00378018105	ALLOPURINOL 300 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

																		Based on
																		Claim				Real HS Approach
																		Counts				AWP Prices								Dispense Fees
Cust	Clm	Date							Ext.		Ingred				IngredDis			Wtd Avg		Wtd Avg		Total								Act Disp		Target
Id	#	Filled	NDC	Label Name	GPI	Qty	D.S.	Count	AWP		Cost		Disp Fee		count		Count	Disc Rate		Disp Fee		AWP		Actual IC		Target IC		Variance		Fees		Disp Fees		Variance
358	29	1/23/2009	58177000104	POTASSIUM CL 10 MEQ CAP SA	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	30	1/23/2009	00603373934	FUROSEMIDE 20 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	31	1/23/2009	62175011937	ISOSORBIDE MN 60 MG TAB SA	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	32	1/23/2009	68462018801	NAPROXEN 250 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	33	1/23/2009	00781144605	FUROSEMIDE 80 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	34	1/23/2009	00378021810	ATENOLOL 25 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	35	1/23/2009	00093712901	TORSEMIDE 20 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	36	1/23/2009	00781100805	TRIAMTERENE-HCTZ 75-50 MG TAB	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	37	1/23/2009	68180051303	LISINOPRIL 5 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	38	1/23/2009	00008060601	PANTOPRAZOLE SOD 20 MG TAB EC	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	39	1/23/2009	68180051403	LISINOPRIL 10 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	40	1/23/2009	00591533710	TRIHEXYPHENIDYL 5 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	41	1/23/2009	53489011010	CARISOPRODOL 350 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	42	1/23/2009	59762374301	CLINDAMYCIN PH 1% GEL	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	43	1/23/2009	64679092503	ENALAPRIL MALEATE 10 MG TAB	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	44	1/23/2009	00378003210	METOPROLOL TARTRATE 50 MG TAB	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%		[***]	%			$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	45	1/23/2009	00378003210	METOPROLOL TARTRATE 50 MG TAB	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%		[***]	%			$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	46	1/23/2009	00378003210	METOPROLOL TARTRATE 50 MG TAB	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	47	1/23/2009	00603497528	OXYBUTYNIN 5 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	48	1/23/2009	00591086001	LISINOPRIL-HCTZ 10-12.5 MG TAB	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	49	1/23/2009	00172503260	LISINOPRIL-HCTZ 20-25 MG TAB	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	50	1/23/2009	00172409660	BACLOFEN 10 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	51	1/23/2009	59762502201	QUINAPRIL 40 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	52	1/23/2009	58177022208	ISOSORBIDE MN 30 MG TAB SA	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	53	1/23/2009	00591320301	HYDROCODONE-APAP 7.5-325 TAB	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	54	1/23/2009	00093834410	GLYBURIDE 5 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	55	1/23/2009	00338004902	SODIUM CHLORIDE 0.9% SOLN	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	56	1/23/2009	00172433180	METFORMIN HCL 500 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	57	1/23/2009	00093104598	QUINAPRIL 20 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	58	1/23/2009	00228277911	PROPRANOLOL 80 MG CAPSULE SA	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	59	1/23/2009	00378644001	VERAPAMIL ER 240 MG CAP	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

																		Based on
																		Claim				Real HS Approach
																		Counts				AWP Prices								Dispense Fees
Cust	Clm	Date							Ext.		Ingred				IngredDis			Wtd Avg		Wtd Avg		Total								Act Disp		Target
Id	#	Filled	NDC	Label Name	GPI	Qty	D.S.	Count	AWP		Cost		Disp Fee		count		Count	Disc Rate		Disp Fee		AWP		Actual IC		Target IC		Variance		Fees		Disp Fees		Variance
358	60	1/23/2009	00591038705	HYDROCODONE-APAP 7.5-750 TAB	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	61	1/23/2009	00472037945	CLOTRIMAZOLE-BETAMETHASONE CRM	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	62	1/23/2009	68382012205	AMLODIPINE BESYLATE 5 MG TAB	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	63	1/23/2009	00172572860	FAMOTIDINE 20 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	64	1/23/2009	00781212801	RAMIPRIL 5 MG CAPSULE	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	65	1/23/2009	00591050205	HYDROCODONE-APAP 7.5-650 TAB	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	66	1/23/2009	53489046710	METFORMIN HCL 500 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	67	1/23/2009	60505019001	METFORMIN HCL 500 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	68	1/23/2009	00591565801	CYCLOBENZAPRINE 10 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	69	1/23/2009	00378521077	AMLODIPINE BESYLATE 10 MG TAB	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	70	1/23/2009	00378521005	AMLODIPINE BESYLATE 10 MG TAB	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	71	1/23/2009	00093722398	FOSINOPRIL SODIUM 20 MG TAB	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	72	1/23/2009	68462019005	NAPROXEN 500 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	73	1/23/2009	00591317801	CITALOPRAM HBR 40 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	74	1/23/2009	59762490004	SERTRALINE HCL 50 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	75	1/23/2009	00093517244	ALENDRONATE SODIUM 35 MG TAB	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	76	1/23/2009	00172433180	METFORMIN HCL 500 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	77	1/23/2009	00172443280	METFORMIN HCL 1,000 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	78	1/23/2009	00172435770	RANITIDINE 150 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%		[***]	%			$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	79	1/23/2009	00172435770	RANITIDINE 150 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	80	1/23/2009	68180050103	MELOXICAM 7.5 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	81	1/23/2009	00093737301	AMLODIPINE-BENAZEPRIL 10-20 MG	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	82	1/23/2009	65162062711	TRAMADOL HCL 50 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	83	1/23/2009	00185014460	AMIODARONE HCL 200 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	84	1/23/2009	00781104801	PERPHENAZINE 8 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	85	1/23/2009	00054004421	CILOSTAZOL 100 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	86	1/23/2009	00093031101	LOPERAMIDE 2 MG CAPSULE	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	87	1/23/2009	00172572960	FAMOTIDINE 40 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	88	1/23/2009	00591083960	BUPROPION SR 150 MG TABLET	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	89	1/23/2009	00093001298	PANTOPRAZOLE SOD 40 MG TAB DR	[***]	[***]	[***]	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

																			Based on
																			Claim				Real HS Approach
																			Counts				AWP Prices								Dispense Fees
Cust	Clm	Date								Ext.		Ingred				IngredDis			Wtd Avg		Wtd Avg		Total								Act Disp		Target
Id	#	Filled	NDC	Label Name	GPI	Qty	D.S.	Count		AWP		Cost		Disp Fee		count		Count	Disc Rate		Disp Fee		AWP		Actual IC		Target IC		Variance		Fees		Disp Fees		Variance
358	90	1/23/2009	68180046903	LOVASTATIN 40 MG TABLET	[***]	[***]	[***]		[***]	$	[***]	$	[***]	$	[***]	[***]	%		[***]	%			$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	91	1/23/2009	68180046903	LOVASTATIN 40 MG TABLET	[***]	[***]	[***]		[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	92	1/23/2009	00781223310	OMEPRAZOLE 20 MG CAPSULE DR	[***]	[***]	[***]		[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	93	1/23/2009	00781223310	OMEPRAZOLE 20 MG CAPSULE DR	[***]	[***]	[***]		[***]	$	[***]	$	[***]	$	[***]	[***]	%		[***]	%			$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	94	1/23/2009	00781223310	OMEPRAZOLE 20 MG CAPSULE DR	[***]	[***]	[***]		[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	95	1/23/2009	68180048003	SIMVASTATIN 40 MG TABLET	[***]	[***]	[***]		[***]	$	[***]	$	[***]	$	[***]	[***]	%		[***]	%			$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	96	1/23/2009	68180047903	SIMVASTATIN 20 MG TABLET	[***]	[***]	[***]		[***]	$	[***]	$	[***]	$	[***]	[***]	%		[***]	%			$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	97	1/23/2009	00093715598	SIMVASTATIN 40 MG TABLET	[***]	[***]	[***]		[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	98	1/23/2009	68180047903	SIMVASTATIN 20 MG TABLET	[***]	[***]	[***]		[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
359	99	1/23/2009	68462013001	ZONISAMIDE 100 MG CAPSULE	[***]	[***]	[***]		[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
358	100	1/23/2009	00093724306	RISPERIDONE 4 MG TABLET	[***]	[***]	[***]		[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
								Rx Count		AWP		Ing Cost		Disp Fee		Total Cost
				Totals					[***]	$	[***]	$	[***]	$	[***]	$ [***]		[***]	[***]	%	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

				Net Effective AWP Discount Rate									[***]
				Target AWP Discount Rate									[***]

				Net Effective Disp Fee										$	[***]

				Target Dispense Fee										$	[***]

				Monetary Value of Discount Rate Difference						$	[***]
				Monetary Value of Dispense Fee Difference						$	[***]

				Total						$	[***]

				* Monetary Value of Dispense Fee Difference Calculation:

				Target Dispense Fee				$	[***]
				Weighted Average Dispense Fees				$	[***]

				Dispense Fee Difference				$	[***]
				Actual Claims					[***]
				Monetary Value of Dispense Fee Difference					[***]